       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO TRAVELOCITY HOLDINGS SUB INC. OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE

                                       OF

                              TRAVELOCITY.COM INC.

                                       TO

                         TRAVELOCITY HOLDINGS SUB INC.

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                           SABRE HOLDINGS CORPORATION

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         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON FRIDAY, APRIL 5, 2002, WHICH DATE MAY BE EXTENDED.
--------------------------------------------------------------------------------

    As set forth under Section 3 of the Offer to Purchase (as defined below), this form (or a facsimile hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates representing shares of common stock, par value $.001 per share (the "Shares"), of Travelocity.com Inc., a Delaware corporation ("Travelocity"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or
(iii) time will not permit certificates representing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

           BY MAIL:                 BY OVERNIGHT DELIVERY:                 BY HAND:
     THE BANK OF NEW YORK            THE BANK OF NEW YORK            THE BANK OF NEW YORK
   TENDER & EXCHANGE DEPT.         TENDER & EXCHANGE DEPT.         TENDER & EXCHANGE DEPT.
        P.O. BOX 11248                    5TH FLOOR                       3RD FLOOR
    CHURCH STREET STATION            385 RIFLE CAMP ROAD               ONE WALL STREET
   NEW YORK, NY 10286-1248         WEST PATERSON, NJ 07424            NEW YORK, NY 10286

                       FOR NOTICE OF GUARANTEED DELIVERY
                           BY FACSIMILE TRANSMISSION:
                                 (973) 247-4077

                    TO CONFIRM FACSIMILE TRANSMISSION ONLY:
                                 (973) 247-4075

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

    LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Travelocity Holdings Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Sabre Holdings Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2002 (the "Offer to Purchase") and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

--------------------------------------------------------------------------------

Signature(s): __________________________________________________________________

Name(s) of Record Holder(s): ___________________________________________________
                                          PLEASE PRINT OR TYPE

Number of Shares: ______________________________________________________________

Certificate Number(s) (If Available): __________________________________________

Dated: ____________________________, 2002

Address(es): ___________________________________________________________________
                                          INCLUDE ZIP CODE

Area Code and Telephone Number(s): _____________________________________________

Taxpayer Identification or Social Security Number: _____________________________

Check box if Shares will be tendered by book-entry transfer: / /

Account Number: ________________________________________________________________
--------------------------------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three Nasdaq National Market trading days after the date hereof.

--------------------------------------------------------------------------------

________________________________________________________________________________
                                  NAME OF FIRM

________________________________________________________________________________
                                    ADDRESS

________________________________________________________________________________
                                                                        ZIP CODE

________________________________________________________________________________
                        AREA CODE AND TELEPHONE NUMBER.

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

Name: __________________________________________________________________________
                              PLEASE PRINT OR TYPE

Title: _________________________________________________________________________

Date: ____________________________, 2002

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

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